UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2022

AGRIFORCE GROWING SYSTEMS, LTD.

(Exact Name of Registrant as Specified in Charter)

British Columbia	001-40578
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300-2233 Columbia Street Vancouver, BC,	V5Y 0M6
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 757-0952

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	AGRI	The Nasdaq Capital Market
Series A Warrants	AGRIW	The Nasdaq Capital Market

FORWARD-LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively, the “Filings”) contain or may contain forward-looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the Filings the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward-looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward-looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 1.01 Entry Into a Material Definitive Agreement

On February 12, 2002, AgriForce Growing Systems, Ltd. (the “Company”) entered into a definitive agreement to acquire Delphy Groep BV (Delphy), a Netherlands-based AgTech consultancy firm, for US$29 million through a combination of cash and stock. The purchase price for all of the issued and outstanding stock of Delphy shall be EUR 18,834,784.80 in cash and common stock of the Company with a value of 4,708,696.20 based upon the five day VWAP for a Company common share immediately prior to Closing.

The shares shall be released to Delphy on a leak out basis as follows:

31st December 2022: 30% of the AgriForce Shares, 31st December 2023: 30% of the AgriForce Shares, and 31st December 2024: 40% of the AgriForce Shares, and  the Shares are being issued in a private placement transaction exempt from registration under Section 4(a)(2) and Regulation S promulgated under the Securities Act of 1933. The transaction is set to close no later than 60 business days following the date of the definitive agreement and is subject to standard closing conditions, including approval of the shareholders of the Company as required pursuant to Nasdaq Rule 5635. The Agreement also contains standard commercial reps and warranties, events of default and covenants for a transaction of this nature.

Item 9.01 – Financial Statements and Exhibits.

Exhibit 10.1	Agreement with.DelphyGroep BV dated as of February 12, 2022
Exhibit 99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 17, 2022

AGRIFORCE GROWING SYSTEMS, LTD.

By:	/s/ Richard Wong
Name:	Richard Wong
Title:	Chief Financial Officer